UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2013

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (Jurisdiction of Incorporation)	001-32609 (Commission File Number)	52-2277366 (IRS Employer Identification Number)

Not Applicable

(Former name or former address, if
changed since last report)

100 Overlook Center
Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with Kohlberg Kravis Roberts & Co. L.P’s sale of substantially all of its remaining equity investment in Rockwood Holdings, Inc. (the “Company”), Todd A. Fisher and Brian F. Carroll resigned from the Board of Directors of the Company (the “Board”) on January 8, 2013, effective immediately.  In accepting the resignations, the Board of Directors reduced the size of the Board to five members.

ITEM 7.01.          REGULATION FD DISCLOSURE

On January 10, 2013, the Company announced that the Board has authorized the Company to repurchase shares of Rockwood common stock up to an aggregate of $400.0 million.  The Company intends to effectuate these repurchases in 2013.

Repurchases under the program may be made through one or more open market transactions, unsolicited or solicited privately negotiated transactions, accelerated share repurchase programs or other derivative transactions, self tender offers, or through any combination of the foregoing, or in such other manner as determined by the Company.  The timing of the repurchases and the actual amount repurchased will depend on a variety of factors, including the market price of the Company’s shares, general market and economic conditions, and other factors. The share repurchase program may be extended, suspended or discontinued at any time without notice.

A press release announcing the repurchase program is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information set forth in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries and affiliates (“Rockwood”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “predicts” and variations of such words or expressions are intended to identify forward-looking statements. Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including any statements referring to Rockwood’s share repurchase program or the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in Rockwood’s periodic reports on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

ITEM 9.01.               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 10, 2013, announcing the resignation of Todd A. Fisher and Brian F. Carroll (filed herewith)
99.2	Press Release dated January 10, 2013, announcing the Company’s share repurchase program (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

Dated: January 10, 2013